Exhibit 10.4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL, AND THE REGISTRANT TREATS SUCH INFORMATION AS PRIVATE AND CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

CHANGE ORDER

PROJECT NAME: Driftwood LNG Phase 1 OWNER: Driftwood LNG LLC
CONTRACTOR: Bechtel Energy Inc.

DATE OF AGREEMENT: November 10, 2017
CHANGE ORDER NUMBER: CO-012

DATE OF CHANGE ORDER: February 27, 2024

The Agreement between the Parties is changed as follows:

Pursuant to Sections 5.1 and 5.2A of the Agreement, Owner issued Limited Notice to Proceed No. 1 on March 24, 2022, authorizing Contractor to proceed with the LNTP Work authorized in Change Order Number 007 (“CO-007”) (as amended by Change Order Number 009 (“CO-009”) on July 15, 2022, “LNTP No. 1” and as further amended by Change Order Number 010 (“CO-010”) on October 10, 2022, “Southern Berm Supplement to LNTP No. 1 Work”) and Owner issued Limited Notice to Proceed No. 2 on February 27, 2023, authorizing Contractor to proceed with the LNTP Work authorized in Change Order Number 011 (“CO-011”). The Parties agree to enter into this Change Order Number 012 (“CO-012”) modifying the Agreement and scopes of Work authorized under LNTP No. 1 and LNTP No. 2 as detailed below:

1.SCOPE OF SOUTHERN BERM SUPPLEMENT TO LNTP NO. 1 WORK

A.Scope Adjustments
The Parties agree that the LNTP No. 1 Work authorized under CO-010 is modified to reduce the scope of the Existing Scope as defined in CO-010 within the LNTP No. 1 Work. This scope reduction is illustrated in the enclosed Exhibit A of this CO-012.

B.EPC Agreement Terms Modifications
The Parties agree that Section I.B of CO-010 is modified (blue text are additions and ~~red~~ text are deletions) as follows:

“C. Scope of the LNTP No. 1 Work
The LNTP No. 1 Work consists of all Work specified in Exhibit B of CO-007 and Exhibit A to this CO-012. ~~to this CO-007.~~”
The Parties agree to amend CO-010 by deleting Exhibit A to CO-010 and adding Exhibit A to this CO-012 as the new Exhibit A to CO-010.
C.Commercial Impact
The Parties agree that the “CO-010 Price” will decrease by $[***] in recognition of the changes listed in Section I of this Change Order. The Parties agree this reduction to “CO-010 Price” will be recognized in the value of LNTP No. 1 and will not affect the Contract Price.

II.LNTP NO. 1 PAYMENT SCHEDULE

A.Scope Adjustments

None.

B.EPC Agreement Terms Modifications
The Parties agree that Exhibit C to CO-010 is deleted in its entirety and replaced with Exhibit B to this CO-012.

C.Commercial Impact

The Parties agree the value of Work performed under LNTP No. 1 is adjusted from USD $[***] to USD
$[***].

III.OWNER’S RESPONSIBILITIES

A.Scope Adjustments

The Parties agree to amend Section III of CO-011 to include the following Section III.5 of CO-011:

5) Owner Funding. Within thirty (30) Days after the execution of this CO-012 and continuing monthly thereafter, the chief financial officers and/or treasurers for both Parties shall meet and confer via teleconference on a monthly basis at a mutually agreeable time to discuss whether Owner has sufficient funds (in an amount at least equal to two months of funds for upcoming forward payments as listed in the LNTP No. 2 Payment Schedule (Exhibit C) through itself and financing) to continue to fulfill its payment obligations under LNTP No. 2 and to confirm that no event has come to the attention of Owner which would materially and adversely affect the continued availability of such funding.
If Owner fails to timely make payment in accordance with the LNTP No. 2 Payment Schedule (Exhibit C) or indicates that an event has come to the attention of Owner which would materially and adversely affect the continued availability of the funding for LNTP No. 2 then, Contractor may, upon providing fifteen (15) Days’ written notice to Owner (and provided that Owner does not cure such circumstance within such fifteen
(15) Day period), suspend performance of the Work under LNTP No. 2 until Owner provides written confirmation meeting the criteria referenced above in this Section. Contractor shall be entitled to a Change Order on account of any suspension in accordance with this Section, provided that Contractor complies with the requirements in Sections 6.2, 6.5 and 6.9 of the Agreement.

B.EPC Agreement Terms Modifications

None.

C.Commercial Impact

None.

IV.LIMITED NOTICE TO PROCEED NO. 2 (LNTP No. 2) SCOPE ADJUSTMENTS

A.Scope Adjustments

Pursuant to Section III and IV in CO-011 and subject to Section III above of this CO-012, the Parties agree to amend the Work authorized under LNTP No. 2 as follows, and as further detailed in the updated scope of LNTP No. 2 Work set forth in Exhibit C to this CO-012:
1)dredging and MOF installation are descoped from the LNTP No. 2 Work from Section IV.B.2 (Scope of LNTP No. 2 Work) in CO-011. The updated LNTP No. 2 Work (Scope of Work) is defined in Exhibit C to this CO-012; and
2)the LNTP No. 2 Work is supplemented to include:
a.preservation of piling tension connectors;

b.ISBL mud mat installation;
c.delivery of fill material to MOF; and
d.Demobilization costs as required to address descoped work;
each of which are further detailed in the updated LNTP No. 2 Scope of Work in Exhibit C to this CO-012.

Owner acknowledges Contractor has used reasonable efforts to progress the Work in light of Owner’s past non-payments.

B.EPC Agreement Terms Modifications

The Parties agree to amend CO-011 by deleting Exhibit B thereto in its entirety and replacing it with Exhibit C to this CO-012.

C.Commercial Impact

1.The Parties agree that the CO-011 Price will decrease by USD $[***] in recognition of the changes listed in Section IV.A of this Change Order. The Parties agree this reduction to CO-011 Price will be recognized in the value of LNTP No. 2 and will not affect the Contract Price. The Parties agree the value of Work performed under LNTP No. 2 is adjusted from USD $[***] to USD $[***].

2.The value of LNTP No. 2 incorporates all demobilization costs as required to address the reduced scope of LNTP No. 2 Work as well as Contractor’s indirect cost savings from such reduced scope. Any remobilization costs related to such reduced scope will be subject to a future Change Order.

3.As of the date of this CO-012, Owner has paid to Contractor USD $[***] of the USD $[***] owed to Contractor under LNTP No. 2, and $[***] remains due and payable to Contractor under LNTP No. 2 as of the date of this CO-012.

The Parties agree Owner will pay to Contractor installments in accordance with the following payment plan for the amounts that remain due and payable to Contractor as of the date of this CO-012:
•[***]:    $[***] payment
•[***]:    $[***] payment
•[***]:    $[***] payment
•[***]:    $[***] payment
•[***]:    $[***] payment

V.LNTP No. 2 WORK SCHEDULE
A.Scope Adjustments
None.
B.EPC Agreement Terms Modifications
The Parties agree that the below excerpt of Section IV.A of CO-011 is modified (blue text are additions and ~~red~~ text are deletions) as follows:
“Subject to Section III above, Contractor will:
i.commence with the performance of the LNTP No. 2 Work on March 1, 2023; and

ii.use reasonable efforts to achieve completion of LNTP No. 2 Work by [***].

C.Commercial Impact
None.

VI.CONTRACT PRICE ADJUSTMENTS

A.Scope Adjustments

None.

B.EPC Agreement Terms Modifications

None.

C.Commercial Impact

None.

VII.AGREEMENT TERM LIMIT

A.Scope Adjustments

None.

B.EPC Agreement Terms Modifications

The Parties agree that the below excerpt of Section 16.7 of the Agreement is modified (blue text are additions and red text are deletions) as follows:

“Termination in the Event of Delayed Notice to Proceed. In the event Owner fails to issue the NTP in accordance with Section 5.2B by [***] (as may be extended by mutual agreement by the Parties), then either Party shall have the right to terminate this Agreement by providing written notice of termination to the other Party, to be effective upon receipt by the other Party. In the event of such termination, Contractor shall have the rights (and Owner shall make the payments) provided for in Section 16.2, except that, in respect of loss of profit, Contractor shall only be entitled to a lump sum equal to U.S.$5,000,000.”

C.Commercial Impact

None.

VIII.LIST OF EXHIBITS

Exhibit A    LNTP No. 1 Advancement of the South Berm Reconciliation Exhibit B    LNTP No. 1 Payment Schedule
Exhibit C    LNTP No. 2 Work (Scope of Work)
Adjustment to Contract Price
The original Contract Price was    USD    [***]    EUR    [***] Net change by previously authorized Change Orders (# CO-010)    USD    [***]    EUR    [***]

The Contract Price prior to this Change Order was USD	[***]	EUR	[***]
The Contract Price will be increased
by this Change Order in the amount of USD	[***]	EUR	[***]
The new Contract Price including this Change Order will be USD	[***]	EUR	[***]
The Aggregate Provisional Sum prior to this Change Order was USD	[***]	EUR	[***]
The Aggregate Provisional Sum will be increased by this Change Order in the amount of USD	[***]	EUR	[***]
The new Aggregate Provisional Sum including this Change Order will be USD	[***]	EUR	[***]

Adjustments to dates in Project Schedule:
The following dates are modified: N/A
Adjustment to other Changed Criteria: N/A
Adjustment to Payment Schedule: Yes, see Exhibit B. See also schedule for payments under Section IV.C.
Adjustment to Provisional Sums: N/A
Adjustment to Minimum Acceptance Criteria: N/A Adjustment to Performance Guarantees: N/A Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ☐☐☐☐ Contractor ☐☐☐☐ Owner

[B]~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/	[***]	/s/	[***]
Owner		Contractor

2/28/2024	2/28/2024
Date of Signing	Date of Signing